Van Kampen Aggressive Growth Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Fortre  2/8/0    -     $18.50 $634,29  145,50    0.42%  0.23%   Goldma  Lehman
  ss      7                    1,000      0                       n,    Brothe
Invest                                                          Sachs     rs
 ment                                                           & Co.,
 Group                                                          Lehman
                                                                Brothe
                                                                 rs,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Merril
                                                                  l
Clearw  3/7/0  24,000  $25.00 $600,00  103,70    0.43%  0.23%   Lynch   Merril
  ire     7     ,000           0,000      0                     & Co.,     l
 Corp                                                           Morgan   Lynch
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Jeffer
                                                                ies &
                                                                Compan
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                  rs
                                                                 LLC,
                                                                Stifel
                                                                Nicola
                                                                  us